EX-99.CERT

CERTIFICATIONS

I, Scott Higbee, certify that:

1.	I have reviewed this report on Form N-Q of Partners Group Private Equity (Institutional), LLC;

2.
Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements  were made,  not  misleading  with  respect  to the  period  covered by this report;

3.
Based on my knowledge, the schedules of investments included in this report fairly present in all material  respects the  investments of the registrant as of the end of the fiscal quarter for which the report is filed;

4.
The  registrant's  other  certifying  officer(s) and I are  responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule  30a-3(c)  under the  Investment  Company Act of 1940) and internal control over financial  reporting (as defined under Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)
Designed  such  disclosure  controls  and  procedures,  or caused such disclosure   controls  and   procedures  to  be  designed   under  our supervision,  to ensure  that  material  information  relating  to the registrant,  including its consolidated subsidiaries, is made known to us by others within those entities,  particularly during the period in which this report is being prepared;

(b)
Designed such internal  control over  financial  reporting,  or caused such internal  control over  financial  reporting to be designed under our  supervision,   to  provide  reasonable  assurance  regarding  the reliability of financial  reporting and the  preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)
Evaluated the  effectiveness of the registrant's  disclosure  controls and procedures and presented in this report our conclusions  about the effectiveness of the disclosure controls and procedures,  as of a date within 90 days prior to the filing date of this report,  based on such evaluation; and

(d)
Disclosed  in this  report  any  change in the  registrant's  internal control over financial reporting that occurred during the registrant's most  recent  fiscal  quarter  that  has  materially  affected,  or is reasonably  likely to materially  affect,  the  registrant's  internal control over financial reporting; and

5.
The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a)
All significant  deficiencies and material weaknesses in the design or operation  of internal  control  over  financial  reporting  which are reasonably  likely to  adversely  affect the  registrant's  ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date:	March 1, 2011	/s/ Scott Higbee
Scott Higbee, President & Chief Executive Officer
(Principal Executive Officer)

EX-99.CERT

CERTIFICATIONS

I, Robert Collins, certify that:

1.	I have reviewed this report on Form N-Q of Partners Group Private Equity (Institutional), LLC;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements  were made,  not  misleading  with  respect  to the  period  covered by this report;

3.
Based on my knowledge, the schedules of investments included in this report fairly present in all material  respects the  investments of the registrant as of the end of the fiscal quarter for which the report is filed;

4.
The  registrant's  other  certifying  officer(s) and I are  responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule  30a-3(c)  under the  Investment  Company Act of 1940) and internal control over financial  reporting (as defined under Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)
Designed  such  disclosure  controls  and  procedures,  or caused such disclosure   controls  and   procedures  to  be  designed   under  our supervision,  to ensure  that  material  information  relating  to the registrant,  including its consolidated subsidiaries, is made known to us by others within those entities,  particularly during the period in which this report is being prepared;

(b)
Designed such internal  control over  financial  reporting,  or caused such internal  control over  financial  reporting to be designed under our  supervision,   to  provide  reasonable  assurance  regarding  the reliability  of financial  reporting and the  preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)
Evaluated the  effectiveness of the registrant's  disclosure  controls and procedures and presented in this report our conclusions  about the effectiveness of the disclosure controls and procedures,  as of a date within 90 days prior to the filing date of this report,  based on such evaluation; and

(d)
Disclosed  in this  report  any  change in the  registrant's  internal control over financial reporting that occurred during the registrant's most  recent  fiscal  quarter  that  has  materially  affected,  or is reasonably  likely to materially  affect,  the  registrant's  internal control over financial reporting; and

5.
The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a)
All significant deficiencies and material weaknesses in the design or operation  of internal control  over  financial  reporting  which are reasonably  likely to  adversely  affect the  registrant's  ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date:	March 1, 2011	/s/ Robert Collins
Robert Collins, Chief Financial Officer
(Principal Financial Officer)